UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 21, 2013

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

520 MADISON AVENUE NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

212-460-1900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Amendment to Retention Agreements

On August 21, 2013, Leucadia National Corporation (the “Company”) entered into a modification of the retention agreements with each of Thomas A. Mara, Joseph A. Orlando and Justin R. Wheeler in order to retain the services of these three executive officers.

The retention agreements, originally entered into with Messrs. Mara and Orlando on June 22, 2010 and Mr. Wheeler on March 1, 2010, provide for payment of $2,750,000 to each of Messrs. Mara and Orlando and $2,500,000 to Mr. Wheeler (each, as applicable, the “Payment”) if, at any time through March 1, 2015 for Mr. Wheeler and through June 22, 2015 for Messrs. Mara and Orlando, neither Ian M. Cumming nor Joseph S. Steinberg is the Chief Executive Officer of the Company, and such executive’s employment is terminated (other than for certain adverse actions of the executive) within six months of such event.  The agreements, which contained two year non-competition and non-solicitation clauses, were created to address the concern that each of the executives might leave the Company to pursue other opportunities and the belief that an arrangement of this nature would be an effective retention tool.  As a result of the transaction with Jefferies Group LLC and Richard B. Handler becoming Chief Executive Officer of the Company, each executive had the right under the agreements to receive the Payment were he to terminate his employment within six months of March 1, 2013.

The modified retention agreements provide that the executive will receive the Payment at the time his employment terminates if such termination occurs for any reason other than an adverse action.  The Payment will accrue interest compounded annually at a rate of 5.125% from March 1, 2013 until the date the Payment is paid to the executive.  The executive will be entitled to a gross-up in the event of certain tax payments.  In all other respects, the terms of the original retention agreements are unchanged.

The foregoing description of the retention agreements is qualified in its entirety by reference to the full text of the retention agreements, the form of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 9.01      Financial Statements and Exhibits

(d)           The following exhibits are filed herewith:

Number	Exhibit

10.1	Form of Amended Retention Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2013

LEUCADIA NATIONAL CORPORATION

	By:	/s/ Joseph A. Orlando
		Name:	Joseph A. Orlando
		Title:	Vice President and Chief Financial Officer

EXHIBT INDEX
Number	Exhibit

10.1	Form of Amended Retention Agreement

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